EXHIBIT 99.1

Ascend to Bring Lowell Smokes to Illinois on August 5

Just in Time for the Final Weeks of Summer

CHICAGO, Aug. 04, 2021 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF), a California-born innovator in cannabis cultivation and maker of the legendary brand Lowell Smokes and multi-state, vertically-integrated cannabis operator Ascend Wellness Holdings, Inc. (“AWH”) (CSE: AAWH; OTCQX: AAWH) today announced the long-awaited debut of Lowell Smokes, in Illinois on August 5, 2021. The iconic Lowell Smokes pre-roll pack will initially be available to consumers at eight retail locations throughout Illinois:

  Ascend by MOCA dispensaries in Logan Square and River North in Chicago;
  Midway Dispensary locations in Chicago and Chicago Ridge; and
  Ascend dispensaries in Springfield, Collinsville and Fairview Heights.

In April, Lowell Farms entered into a strategic licensing agreement with AWH to bring the iconic Lowell Smokes brand to Illinois. The collaboration designates AWH, a distinguished pre-roll producer, as Lowell Farms’ wholesale partner. Sold in six-packs of pre-rolls, Lowell Smokes will be available for wholesale purchase and sale at dispensaries throughout Illinois in late August 2021.

“Almost overnight, Illinois has become an incredibly vibrant and exciting cannabis market with some truly exceptional product. We are glad to be partnered with Ascend and their cultivation team to bring Lowell to life in this great state,” says Lowell Farms Inc. Chairman George Allen. “Legalization has been a long time coming in Illinois and we cannot imagine a place we would rather be this summer to celebrate all those that made it happen.”

The relationship advances AWH’s goal of bringing popular West Coast brands to its markets east of the Mississippi River. It also marks the first time Lowell Farms’ products are available outside the state of California.

“Lowell is an iconic brand that we think is an ideal fit with our capabilities in Illinois,” added Abner Kurtin, Founder and Chief Executive Officer of AWH. “We’re thrilled to expand our offering in Illinois with Lowell Smokes’ award-winning pre-rolls.”

Lowell pre-rolls will be available to Ascenders Rewards Club members on Wednesday, August 4th. Upon official launch to the public on August 5th, Illinois consumers will be able to order Lowell Smokes products online at letsascend.com. For more information on Lowell Farms Inc. brands, please visit lowellfarms.com.

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) is a California-based vertically-integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning original and licensed brands, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

ABOUT ASCEND WELLNESS HOLDINGS
AWH is a vertically integrated operator with assets and partners in Illinois, Michigan, Ohio, Massachusetts, and New Jersey. AWH owns and operates state-of-the-art cultivation facilities, growing award-winning strains and producing curated selection of products with effect-based categorization. AWH produces and distributes Ozone branded products. For more information, visit www.awholdings.com.

Lowell Farms Inc. Media Contact
Renata Follmann
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com

AWH Media Contact
MATTIO Communications
Mel Trecha
(724) 513-9342
AWH@mattio.com

AWH Investor Contact
Rebecca Koar
(617) 453-4042 ext. 90102
IR@awholdings.com

Forward-Looking Information and Statements
This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only Lowell Farms’ and AWH’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of Lowell Farms’ and AWH’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of Lowell Farms’ and AWH’s to successfully achieve its business objectives and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect Lowell Farms’ and AWH’s current beliefs and are based on information currently available to Lowell Farms and AWH and on assumptions Lowell Farms and AWH believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Lowell Farms and AWH to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting Lowell Farms and AWH; the timing and availability of external financing on acceptable terms; the available funds of Lowell Farms and AWH and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Lowell Farms’ and AWH’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in Lowell Farms’ and AWH’s disclosure documents filed on EDGAR or SEDAR. Although Lowell Farms and AWH have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of Lowell Farms or AWH as of the date of this news release and, accordingly, is subject to change after such date. However, Lowell Farms and AWH expressly disclaim any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.